UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective October 19, 2009, Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation (the “Company”), executed an Amended and Restated Rights Agreement (the “Rights Agreement”) between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent, amending and restating the Rights Agreement dated as of November 15, 1999 (the “Original Rights Agreement”). The purposes of this amendment of the Original Agreement include, among other things: to extend the expiration date of the preferred share purchase rights (the “Rights”) issued pursuant to the Rights Agreement from November 14, 2009 to November 14, 2019; to change how many new shares of common stock of the Company (the “Common Shares”) the Rights holders can purchase at a price of $100 per Right (the “Purchase Price”) after the 15% threshold is crossed from two times the number of Common Shares that the Purchase Price is worth to five times the number of Common Shares that the Purchase Price is worth; to decrease the redemption price for Company-initiated redemption of the Rights from $0.01 to $0.0001.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference. The rights of holders of the outstanding Rights issued under the Original Agreement were modified pursuant to the Rights Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amended and Restated Rights Agreement entered into on October 19, 2009 between Hollis-Eden Pharmaceuticals, Inc. and American Stock Transfer and Trust Company, LLC, which includes as Exhibit A thereto a form of Amended and Restated Certificate of Designation, as Exhibit B thereto a revised Form of Right Certificate and as Exhibit C thereto a revised Summary of Rights to Purchase Preferred Shares.

4.2	Amended and Restated Certificate of Designation of Series B Junior Participating Preferred Stock, as filed with the Delaware Secretary of State on October 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: October 22, 2009	By:	/s/ ROBERT W. WEBER
Robert W. Weber
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Rights Agreement entered into on October 19, 2009 between Hollis-Eden Pharmaceuticals, Inc. and American Stock Transfer and Trust Company, LLC., which includes as Exhibit A thereto a form of Amended and Restated Certificate of Designation, as Exhibit B thereto a revised form of Right Certificate and as Exhibit C thereto a revised Summary of Rights to Purchase Preferred Shares.

4.2	Amended and Restated Certificate of Designation of Series B Junior Participating Preferred Stock, as filed with the Delaware Secretary of State on October 20, 2009.